UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 ______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2013

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1175 Lancaster Avenue, Suite 100, Berwyn, PA 19312

(Address of Principal Executive Offices) (Zip Code)

(484) 324-7980

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2013, Universal Business Payment Solutions Acquisition Corporation (the “Company”) conducted its 2013 Annual Stockholders’ Meeting (the “Meeting”). At the Meeting, as more fully described in Item 5.07 below, the Company’s stockholders approved the adoption of the Company’s 2013 Stock Incentive Plan (the “Plan”).

The description of the material terms of the Plan is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 1, 2013 and is incorporated by reference in this Form 8-K. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Appendix A in such proxy statement and is also incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Meeting, as more fully described in Item 5.07 below, the Company’s stockholders approved the restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Charter”). The purpose of the restatement was to effect a change in the Company’s name to JetPay Corporation. The Charter has been filed with the Secretary of State of the State of Delaware and is expected to be effective as of August 2, 2013.

The foregoing description of the material terms of the Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter, a copy of which is incorporated by reference herein as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	At the Meeting, 9,138,410 shares were present in person or by proxy constituting 79.3% of the outstanding shares of the Company’s common stock on the June 28, 2013 record date.

(b)	At the Meeting, the stockholders approved the reelection of two directors, Richard S. Braddock and Frederick S. Hammer, to three-year terms; approved the adoption of the Plan; approved the restatement of the Charter to effect a change in the Company’s name to JetPay Corporation; ratified the appointment of Marcum, LLP as the Company’s registered public accounting firm for the fiscal year 2013; and confirmed a three-year review period for executive compensation. The voting results were as follows:

	Votes For	Votes Withheld or Against	Abstentions and Broker Non-Voters
Directors:
Richard S. Braddock	9,025,891	6,244	106,275
Frederick S. Hammer	9,026,091	6,044	106,275

Approval and adoption of the Company’s 2013 Stock Incentive Plan	9,022,641	9,494	106,275

Approval of the Company’s Amended and Restated Certificate of Incorporation in order to effect a change in the Company’s name to JetPay Corporation	9,133,316	5,094	-

Ratify appointment of Marcum LLP as JetPay’s registered public accounting firm for fiscal year 2013	9,127,305	10,465	640

	Three Years	Two Years	One Year	Abstentions and Broker Non-Voters

Non-binding approval of the frequency of future advisory votes regarding executive compensation	4,214,642	3,666,667	1,143,546	113,555

Item 8.01 Other Events

On August 1, 2013, the Company issued a press release announcing the results of the Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of the Company (1)

99.1	Press Release of the Company dated August 1, 2013, announcing that UBPS is changing its name to JetPay Corporation.

(1)	Incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2013

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Gregory M. Krzemien

Name: Gregory M. Krzemien
Title:Chief Financial Officer

Exhibit Index

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of the Company (1)

99.1	Press Release of the Company dated August 1, 2013, announcing that UBPS is changing its name to JetPay Corporation.

(1)	Incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 1, 2013.